UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

HighMark Funds

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY JULY 15, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

HIGHMARK TACTICAL CAPITAL GROWTH ALLOCATION FUND

The Special Meeting of Shareholders scheduled for June 25, 2013 has been adjourned to July 16, 2013 to allow shareholders more time to submit their voting instructions. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the adjourned meeting.

If you have any questions or would like to vote, please call the number listed below:

1- 888-991-1295
Your vote is important regardless of the size of your Fund holdings. Even if you have already redeemed your shares, we still need your vote since you were a shareholder as of the record date. Please vote promptly so your vote can be received prior to the adjourned July 16, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE	SPEAK WITH A SPECIALIST
Visit the website noted on the enclosed proxy card and enter the control number that also appears on that card. Follow the on-screen directions to place your vote.	Sign, date and return the executed proxy card in the postage-paid envelope provided so that we receive it by July 15, 2013.	Call the toll-free touch-tone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.	Call the toll free phone number above Monday – Friday, 9:30 AM – 9 PM ET, to speak with a proxy specialist.

THANK YOU FOR VOTING

Nobo/Reg

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY JULY 15, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

HIGHMARK TACTICAL CAPITAL GROWTH ALLOCATION FUND

The Special Meeting of Shareholders scheduled for June 25, 2013 has been adjourned to July 16, 2013 to allow shareholders more time to submit their voting instructions. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the adjourned meeting.

Your vote is important regardless of the size of your Fund holdings. Even if you have already redeemed your shares, we still need your vote since you were a shareholder as of the record date. Please vote promptly so your vote can be received prior to the adjourned July 16, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE
Visit the website noted on the enclosed proxy card and enter the control number that also appears on that card. Follow the on-screen directions to place your vote.	Sign, date and return the executed proxy card in the postage-paid envelope provided so that we receive it by July 15, 2013.	Call the toll-free touch-tone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

OBO